--------------------------------
                               ------------------
                                MAIRS AND POWER
                               INCOME FUND, INC.
                               ------------------

1ST QUARTER REPORT

March 31, 1997

332 Minnesota Street
W-2062 First National Bank Building
St. Paul, Minnesota 55101
612-222-8478

                                                                    May 23, 1997

To Our Shareholders

FIRST QUARTER RESULTS

  The Income Fund continued to perform relatively well during the first quarter in response to further strength in the stock market. Based on a March 31, 1997 net asset value of $74.82 per share, the Fund produced a total investment return of 2.3% after adjustment for the reinvestment of cash dividends. Comparable first quarter investment returns for the Standard & Poor's 500 Stock Index and Lehman Brothers Gov't/Corp. Bond Index were 2.7% and -0.9%, respectively. The Fund compared favorably with a CDA/Wiesenberger universe of 326 balanced mutual funds which evidenced only a composite break-even return during the first quarter.

  The economy exhibited surprising strength during the first quarter with real Gross Domestic Product expanding at a 5.6% seasonally adjusted annual rate (preliminary basis). Consumer spending rose a remarkable 6.4% rate while business spending increased at an even faster rate. However, the strong showing may have borrowed a bit from the second quarter due to a surge in inventories. Despite the overall economic strength, inflation remained quite under control with the Consumer Price Index rising at only a mere 1.8% annual rate during the period. Interest rates rose slightly during the quarter mainly in response to a 1/4% rise in the Fed Funds rate representing a modest tightening of monetary policy by the Federal Reserve. Based on a WALL STREET JOURNAL survey of 707 large companies, corporate earnings continued to grow at an above average 18% annual rate.

  Reflecting the continuing strength in corporate profits, the stock market again reached record highs during the first quarter. The best performing sectors of the market included consumer cyclicals (retailing), consumer staples (soft drinks), energy, financial and health care while basic industries, technology and utilities were among the worst performers. Large company stocks with records of consistent growth also did better than either cyclicals or small company stocks. Within the Fund, the best performing issues included Dow Jones (+19.9%), Delta Air Lines (+18.7%) and Graco (+17.3%) while the poorest performing issues included Sturm, Ruger (-18.1%), Texas Utilities (-16.0%) and Murphy Oil (-15.5%).

FUTURE OUTLOOK

  While the rate of future economic growth seems likely to slow from the torrid pace of the first quarter, the outlook still seems to be relatively favorable. Continuing growth in employment suggests further gains in personal income and higher consumer spending. Although the level of installment debt is high and continues to grow, the ability of consumers to service higher debt levels is also improving. The outlook for inflation remains favorable barring any surprises in the areas of food and energy. Unit labor costs appear under good control and intense world competition limits the ability of corporations to raise prices. However, despite the difficulty in raising prices, corporate earnings seem likely to continue growing at a near "double digit" rate as a result of further improvements in productivity.

  Although the bond market declined slightly in the first quarter, we remain optimistic about prospects over the remainder of the year. Assuming some slowdown in the rate of economic growth and inflation remaining subdued, the likelihood of any further Federal Reserve action would seem remote. Consequently, with real interest rates at historically high levels, the odds have improved that fixed income investments will at least earn their coupons and provide some opportunity for appreciation, especially in the longer term maturities.

  Turning to the stock market, the outlook remains favorable even though valuation levels are on the high side historically. Unless interest rates move up significantly or the outlook for corporate profits deteriorates, a strong argument can be made to justify valuations remaining near current levels. In fact, price/earnings ratios have historically ranged at or above current levels when the inflation rate has been 2 1/2% or less. Based on current estimates of 1997 operating earnings, the price/earnings ratio on the Standard & Poor's 500 Stock Index is now approximately 19 times.

NAME CHANGE

  On May 19, 1997, the shareholders approved an amendment to the Articles of Incorporation allowing the Fund to change its name to the Mairs and Power Balanced Fund, Inc. The change was made to more accurately reflect the Fund's investment policies and objectives and also provide a greater opportunity for the Fund to be compared against other similar funds.

                                                                William B. Frels

SCHEDULE OF INVESTMENTS AT MARCH 31, 1997
--------------------------------------------------------------------------------

  FACE                                                                                              MARKET
 AMOUNT                           FIXED INCOME SECURITIES                             COST          VALUE
---------   -------------------------------------------------------------------   ------------   ------------
            U.S. TREASURY & FEDERAL AGENCY OBLIGATIONS 16.9%
$200,000    U.S. Treasury Notes                              7.125%   09/30/99    $    197,172   $    202,688
 250,000    Federal Home Loan Bank                            6.01%   12/04/98         250,000        248,203
 250,000    Federal Home Loan Bank                            6.85%   10/10/00         249,844        249,062
 250,000    Federal Home Loan Bank                           7.025%   05/21/01         250,000        249,453
 250,000    Federal Home Loan Bank                            7.48%   06/28/01         250,000        251,094
 250,000    Federal Home Loan Bank                           6.455%   02/22/02         250,000        244,610
 250,000    Federal Home Loan Bank                           6.885%   07/29/02         250,000        247,031
 250,000    Federal Home Loan Bank                            7.42%   07/08/03         250,000        249,922
 250,000    Federal Home Loan Bank                            7.20%   09/11/03         250,000        247,031
 250,000    Federal Home Loan Mortgage Corporation            7.00%   03/24/03         250,000        246,250
 250,000    Federal Home Loan Mortgage Corporation            7.30%   07/27/05         250,000        242,735
 250,000    Federal Home Loan Mortgage Corporation            7.00%   03/13/06         250,000        241,562
 250,000    Federal National Mortgage Association             6.67%   02/06/06         249,531        239,531
 250,000    Federal National Mortgage Association             7.50%   02/02/07         250,000        246,750
 250,000    Federal National Mortgage Association             7.15%   11/03/10         246,750        238,516
                                                                                  ------------   ------------
                                                                                     3,693,297      3,644,438
                                                                                  ------------   ------------

            OTHER NON-CONVERTIBLE BONDS 8.9%
 250,000    Dupont (E.I.) de Nemours & Company                6.00%   12/01/01         249,750        240,625
 250,000    Household Finance Corp.                           7.00%   02/15/03         250,000        246,328
 265,000    J. C. Penney & Co.                                6.00%   05/01/06         239,613        239,328
 250,000    Merrill Lynch and Co., Inc.                       7.00%   04/27/08         247,977        240,703
 250,000    General Foods Corporation                         7.00%   06/15/11         240,000        230,703
 200,000    Ford Motor Company Debentures                     9.50%   09/15/11         199,836        231,438
 250,000    Goldman Sachs & Company                           8.00%   03/01/13         256,025        251,953
 250,000    Allstate Corp.                                    7.50%   06/15/13         218,938        245,235
                                                                                  ------------   ------------
                                                                                     1,902,139      1,926,313
                                                                                  ------------   ------------

            CONVERTIBLE BONDS 2.2%
 150,000    Cray Research, Inc.                              6.125%   02/01/11         101,000        112,688
 250,000    Noram Energy                                      6.00%   03/15/12         150,600        206,250
 150,000    Ashland Oil                                       6.75%   07/01/14         144,000        153,000
                                                                                  ------------   ------------
                                                                                       395,600        471,938
                                                                                  ------------   ------------

            NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 5.1%
   6,000    Bankers Trust New York Corporation            $   1.91                     144,495        153,750
   6,000    Barclays Bank PLC, Series E                   $   2.00                     150,000        150,000
   5,000    The Bear Stearns Companies, Inc. Pf,
             Series C                                     $   1.90                     125,000        127,500
   5,000    Community First Bankshares, Inc.              $   1.75                     125,000        243,750
   2,500    J. P. Morgan & Co., Series A, Adj Rate Pf     $   5.00                     143,720        192,500
   4,000    Provident Life & Accident Insurance Co. Pf    $  2.025                     100,000        103,500
   2,000    St. Paul Capital Pf                           $   3.00                     100,000        119,000
                                                                                  ------------   ------------
                                                                                       888,215      1,090,000
                                                                                  ------------   ------------
            TOTAL FIXED INCOME SECURITIES 33.1%                                   $  6,879,251   $  7,132,689
                                                                                  ------------   ------------
                                                                                  ------------   ------------

NUMBER OF                                                                       MARKET
 SHARES                     COMMON STOCKS                         COST          VALUE
---------   ----------------------------------------------    ------------   ------------
            BASIC INDUSTRIES 9.1%
   9,991    Cooper Industries, Inc.                           $    372,604   $    433,360
   3,802    Delta Air Lines, Inc.                                  262,307        319,843
   5,000    General Signal Corp.                                   195,449        195,625
  12,000    Graco Inc.                                             147,460        345,000
   5,000    Ingersoll-Rand Company                                  61,341        218,125
   8,000    Pentair, Inc.                                           51,782        231,000
   5,000    Weyerhaeuser Company                                   135,368        223,125
                                                              ------------   ------------
                                                                 1,226,311      1,966,078
                                                              ------------   ------------

            CONSUMER 10.5%
   7,000    American Greetings Class A                             189,500        223,563
   5,000    Briggs & Stratton Corporation                           61,116        224,375
   6,000    Deluxe Corp.                                           164,591        193,500
   5,000    Dow Jones & Company, Inc.                              171,125        203,125
   2,000    Eastman Kodak Company                                   53,573        152,000
   3,000    General Mills, Inc.                                    151,031        186,375
   4,000    Genuine Parts Company                                  112,273        186,500
   6,000    Hershey Foods Corporation                              146,610        300,000
   8,000    Hormel (Geo. A.) & Company                             166,210        205,000
  10,000    Jostens. Inc.                                          199,575        226,250
  10,000    Sturm, Ruger & Co., Inc.                                42,220        158,750
                                                              ------------   ------------
                                                                 1,457,824      2,259,438
                                                              ------------   ------------

            ENERGY 6.7%
   4,000    Amoco Corporation                                      140,723        346,500
   2,000    Exxon Corporation                                       20,793        215,500
   2,500    Mobil Corporation                                       54,750        326,563
   5,000    Murphy Oil Corporation                                 123,696        235,000
   3,000    Schlumberger, Limited                                  105,048        321,750
                                                              ------------   ------------
                                                                   445,010      1,445,313
                                                              ------------   ------------

            FINANCIAL 17.7%
   5,000    American Express Company                                99,215        299,375
   5,000    First Bank System, Inc.                                 58,358        365,000
  10,000    Firstar Corp.                                          163,175        275,000
   3,375    Jefferson-Pilot Corp.                                   60,323        183,516
   6,000    Merrill Lynch & Co., Inc.                               99,319        515,250
   4,000    J.P. Morgan & Co., Inc.                                102,082        393,000
   9,001    NationsBank Corp.                                      243,245        499,555
  20,000    Norwest Corporation                                     94,825        925,000
   6,000    ReliaStar Financial Corp.                              110,625        354,750
                                                              ------------   ------------
                                                                 1,031,167      3,810,446
                                                              ------------   ------------

            HEALTH CARE 9.0%
   1,000    Allegiance Corp.                                         5,773         22,125
   6,000    American Home Products Corporation                     182,542        360,000
   5,000    Baxter International Inc.                               70,751        215,625
   8,000    Bristol-Myers Squibb Company                           205,563        472,000
   1,500    Covance, Inc.                                           20,505         24,187
  10,000    Pfizer Inc.                                            136,357        841,250
                                                              ------------   ------------
                                                                   621,491      1,935,187
                                                              ------------   ------------

NUMBER OF                                                                       MARKET
 SHARES                     COMMON STOCKS                         COST          VALUE
---------   ----------------------------------------------    ------------   ------------
            TECHNOLOGY 9.5%
   5,000    AMP Incorporated                                  $    133,605   $    171,875
   6,000    Corning Inc.                                           134,678        266,250
   6,000    Emerson Electric Co.                                   128,697        270,000
   5,000    Honeywell Inc.                                          90,716        339,375
   2,000    International Business Machines Corporation             96,740        274,500
  10,000    MTS Systems Corporation                                 81,500        220,000
   3,000    Minnesota Mining & Manufacturing Company                75,000        253,875
  10,000    National Computer Systems, Inc.                        121,380        252,500
                                                              ------------   ------------
                                                                   862,316      2,048,375
                                                              ------------   ------------

            UTILITIES 3.2%
   7,000    GTE Corporation                                         96,007        326,375
   5,000    Texas Utilities Company                                183,482        171,250
   6,000    U S West Communications                                142,035        203,250
                                                              ------------   ------------
                                                                   421,524        700,875
                                                              ------------   ------------
            TOTAL COMMON STOCK 65.7%                          $  6,065,643   $ 14,165,712
            Other Assets in Excess of Liabilities 1.2%                            251,646
                                                                             ------------
            NET ASSETS 100%                                   $ 12,944,894   $ 21,550,047
                                                              ------------   ------------
                                                              ------------   ------------

STATEMENT OF NET ASSETS AT MARCH 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments as annexed, at market value (cost $9,251,597)............................   $ 17,653,962
U.S. Governments (cost $3,693,297)...................................................      3,644,439
Cash.................................................................................        402,370
Dividends and interest receivable....................................................        108,134
Receivables for securities sold, not yet delivered...................................              0
Prepaid expense......................................................................          2,459
                                                                                        ------------
                                                                                        $ 21,811,364
LIABILITIES
Accrued management fee.........................................  $   10,771
Accrued custodian and transfer agent fee.......................         702
Payable for securities purchased, not yet received.............     249,844                  261,317
                                                                 ----------             ------------
NET ASSETS
Equivalent to $74.82 per share on 288,027 shares outstanding.........................   $ 21,550,047
                                                                                        ------------
                                                                                        ------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE THREE MONTHS ENDED MARCH 31, 1997

NET ASSETS, December 31, 1996........................................................   $ 20,565,014
Net investment income, per statement below.....................  $  149,834
Net accrued income in price of shares sold and repurchased.....       2,405
                                                                 ----------
                                                                    152,239
Distribution to shareholders...................................     157,587                   (5,348)
                                                                 ----------
Fund shares issued and repurchased:
  Received for 33,101 shares issued............................   1,168,877
  Paid for 17,875 shares repurchased...........................     502,451                  666,426
                                                                 ----------
Increase in unrealized net appreciation (depreciation) of investments................        293,226
Net gain or (loss) realized from sales of securities.................................         30,729
Distribution from net realized gain..................................................              0
                                                                                        ------------
NET ASSETS, March 31, 1997...........................................................   $ 21,550,047
                                                                                        ------------
                                                                                        ------------

--------------------------------------------------------------------------------
STATEMENT OF NET INVESTMENT INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1997

INVESTMENT INCOME
Dividends............................................................................   $     99,654
Interest.............................................................................        103,042
                                                                                        ------------
                                                                                        $    202,696

EXPENSES
Management fee (Note A)........................................  $   32,835
Fees and expenses of custodian, transfer agent and dividend
 disbursing agent (Note A).....................................       3,862
Legal and auditing fees and expenses...........................       5,284
Insurance......................................................         743
Other Fees and Expenses........................................      10,138                   52,862
                                                                 ----------             ------------
NET INVESTMENT INCOME................................................................   $    149,834
                                                                                        ------------
                                                                                        ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Mairs and Power, Inc. which serves as transfer agent. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended during this period totaling $-0-. No compensation was paid to any other officer or director of the Fund.

SUPPLEMENTARY INFORMATION: 1) No provision has been made for Federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 2) Purchases and sales of investment securities during the three months ended March 31, 1997 aggregated $1,047,918 and $92,945 respectively.

     ---------------------------------------------------------------------

                                MAIRS AND POWER
                               INCOME FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

                      W-2062 FIRST NATIONAL BANK BUILDING,
                332 MINNESOTA STREET, ST. PAUL, MINNESOTA 55101
                                  612-222-8478

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                        PER SHARE
                                                    -------------------------------------------------
                                                                     DISTRIBUTIONS       DIVIDENDS
                                                                      OF REALIZED        FROM NET
                         SHARES       TOTAL NET       NET ASSET       SECURITIES        INVESTMENT
       DATES          OUTSTANDING       ASSETS          VALUE            GAINS            INCOME
--------------------  ------------   ------------   -------------  -----------------  ---------------
Dec. 31, 1987             147,717    $  5,772,298     $   39.08        $    2.18         $    2.11
Dec. 31, 1988             158,713       6,569,555         41.39             0.84              2.23
Dec. 31, 1989             172,243       7,886,058         45.78             0.66              2.15
Dec. 31, 1990             183,079       8,075,488         44.11             0.13              2.13
Dec. 31, 1991             200,138      10,676,264         53.34             0.00              1.99
Dec. 31, 1992             214,336      11,535,822         53.82             0.60              1.99
Dec. 31, 1993             238,430      13,441,576         56.38             1.25              1.98
Dec. 31, 1994             247,484      12,972,976         52.42             0.74              2.06
Dec. 31, 1995             259,636      16,978,753         65.39             0.55              2.04
Dec. 31, 1996             279,117      20,565,014         73.68             1.08              2.20
Mar. 31, 1997             288,027      21,550,047         74.82                               0.55

No adjustment has been made for any income tax payable by stockholders on capital gains distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

  AVERAGE ANNUAL TOTAL RETURNS -- THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED MARCH 31, 1997) ARE AS FOLLOWS:

          1 YEAR: +15.6%        5 YEARS: +12.7%        10 YEARS: +10.9%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

   William B. Frels     George A. Mairs, III         Peter G. Robb          Lisa J. Hartzell
President and Director      Secretary and          Vice-President and          Treasurer
                              Director                  Director

  Litton E.S. Field                    Donald E. Garretson                 J. Thomas Simonet
       Director                             Director                            Director

                                MAIRS AND POWER

                               INCOME FUND, INC.